INTERCAPITAL INCOME SECURITIES INC.   Two World Trade Center, New York, New York
                                                                           10048

LETTER TO THE SHAREHOLDERS September 30, 1998

DEAR SHAREHOLDER:

The fixed-income markets benefited from solid economic news in the United States, fueled by lower interest rates at the end of the fiscal year. For nearly a year, fallout from concern over the economic situation in Asia has translated into lower prices for goods and services, as well as lower borrowing costs in the United States. The resulting robust spending on the part of both business and consumers were the primary factors driving fixed-income performance over the past 12 months.

From October 1, 1997 through June 30, 1998, the economy grew by nearly 3.5 percent annualized. Unemployment remained below 5 percent, dropping to a low of
4.3 percent, while wages began to increase without prices for goods and services rising. Although U.S. Treasury yields continued to fall through the summer, ongoing Asian woes, which eventually spread to Russia and Latin America, also influenced the U.S. stock market's "correctional" move in August. This resulted in a decoupling of corporate bond and U.S. Treasury yields, causing yields on corporate bonds issued by companies with little or no foreign exposure to rise.

Between July 1 and September 30, interest rates on 10- and 30-year U.S. Treasury bonds declined by 1.00 and 0.66 percentage points, respectively. For the 12 months ended September 30, 1998, yields on 10- and 30-year bonds declined by 1.70 and 1.44 percentage points, respectively, to 4.41 percent and
4.97 percent, respectively.

PERFORMANCE

For the fiscal year ended September 30, 1998, InterCapital Income Securities Inc. provided a total return of 11.63 percent based on a change in net asset value (NAV) from $18.40 per share to $19.04 per share and reinvestment of dividends totaling $1.32 per share. Based on a change in market value on the New York Stock Exchange from $16.688 per share to $17.75 per share, and reinvestment of dividends, the Fund provided a total return of 14.75 percent for the fiscal year. Over the same period, the Lehman Brothers Government/Corporate Bond Index registered a total return of 12.84 percent.

INTERCAPITAL INCOME SECURITIES INC.

The Fund's performance over the fiscal year was reflective of the sharp decline in interest rates over the period, which was tempered somewhat by late-summer pressure on corporate bonds. Furthermore, a preference for higher-rated securities, exacerbated by a summer "flight to quality," translated into declining returns for lower-rated issues.

According to Lehman Brothers, AAA-rated corporate bonds were the best non-U.S. government performers for the year, with an average total return of 13.71 percent, compared to 9.77 percent for BBB-rated bonds. Also negatively impacting performance was the portfolio's position in callable issues. Because of anticipated early redemptions, these securities failed to participate in most of the past year's rally.

According to Lipper Analytical Services, InterCapital Income Securities ranked #4 out of 16 corporate debt BBB funds for the 12 month period ended 9/30/98, #2 of 16 funds for the past three years, #1 of 16 funds for the past five years and #8 of 15 funds for the past ten years.

THE PORTFOLIO

As of September 30, 1998, BBB-rated corporate bonds accounted for 52.3 percent of the portfolio on September 30, 1998. At the conclusion of the fiscal year, callable bonds comprised approximately 49 percent of the portfolio's net assets, with only 2.1 percent redeemable before 2001. The Fund benefited from an emphasis on longer-term investments and tender offers for securities held in the portfolio. On September 30, 1998, 32 percent of the portfolio (adjusted for likely calls) was invested in issues expected to come due in more than 10 years. The Money Store and Digital Equipment were the portfolio's strongest performers. Both companies were acquired by higher-rated companies, which opted to pay attractive premiums.

During the course of the fiscal year, duration (a measure of a bond fund's sensitivity to interest-rate moves) was held fairly constant. The portfolio's average duration on September 30, 1998 was 5.72 years, compared to 5.88 years a year earlier. Bonds called during the fiscal year totaled just 5 percent of the portfolio's holdings, with that number expected to decline to approximately 2 percent over the next year. Proceeds from called bonds during the year were reinvested in non-callable corporate issues.

On September 30, 1998, the portfolio's average maturity, adjusted for likely calls, was 10.66 years. Corporate bonds comprised 90 percent of the portfolio with U.S. government securities comprising 9 percent. Less than 1 percent was invested in money market instruments. The portfolio was diversified among 56 issues with an average coupon of 8.47 percent and an average quality rating of BBB. The largest increases in asset allocation were to industrials and yankees (dollar-denominated bonds issued in the United States by foreign governments, banks and corporations). These increases offset the reductions to electric utilities, which resulted primarily from company calls.

INTERCAPITAL INCOME SECURITIES INC.

LOOKING AHEAD

Currently, declines in corporate earnings are triggering a flight from equities which is serving to erode market capitalizations of many major corporations. Declines in stock prices may cause a drop in individual net worth and could temper consumer spending. Forecasts of lower to zero growth in 1999 are already beginning to be broadcast. The Federal Reserve Board began to ease monetary policy at the end of September, with a decline of 25 basis points (0.25 percentage points) for the federal-funds rate, and another cut of 25 basis points less than a month later. Further easing is still likely if a reversal in economic conditions and sentiment both at home and abroad do not materialize.

Because reduced market capitalizations affect corporate balance sheets, various market dislocations have resulted in the unwinding of "hedge" fund activity. Given this factor, as well as the ongoing "flight to quality" in the market, corporate bonds are not expected to participate to the same extent as U.S. Treasury securities in the current rally. In fact, it is possible that corporate bonds might fall in price and rise in yield, thereby creating exciting opportunities for investors.

Uncertainty in the financial markets has dramatically increased the relative attractiveness of longer maturity corporate bonds. Yields today on many 30-year corporate issues are higher than they were when the summer began. With the Fund's average duration nearly two years shorter than where it was in September 1996, it may once again become advantageous to extend maturities and lock in these higher yields.

Finally, we would like to remind you that the Directors have approved a procedure whereby the Fund, when appropriate, may repurchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the period under review, the Fund purchased 92,200 shares of common stock at a weighted average market discount of 7.77 percent.

We appreciate your ongoing support of InterCapital Income Securities Inc. and look forward to continuing to serve your investment needs.

Very truly yours,

/S/ CHARLES A. FIUMEFREDDO
CHARLES A. FIUMEFREDDO

Chairman of the Board

INTERCAPITAL INCOME SECURITIES INC.

PORTFOLIO OF INVESTMENTS September 30, 1998

PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
            CORPORATE BONDS (88.7%)
            Accident & Health Insurance (1.7%)
 $3,500     American General Corp. ..............   9.625%   07/15/00    $ 3,761,345
                                                                         -----------

            Airlines (2.9%)
  5,000     Delta Air Lines, Inc. ...............   9.30     01/02/10      6,483,850
                                                                         -----------

            Automotive - Finance (0.5%)
  1,000     Ford Capital BV (Netherlands)........   9.50     07/01/01      1,110,050
                                                                         -----------

            Cable & Telecommunications (5.1%)
  7,450     Tele-Communications, Inc. ...........   8.75     02/15/23      8,490,914
  2,500     Time Warner Entertainment Co. .......  8.375     07/15/33      3,054,875
                                                                         -----------
                                                                          11,545,789
                                                                         -----------
            Canadian Government & Agencies (0.8%)
  1,500     Quebec (Province of).................   7.50     07/15/23      1,696,050
                                                                         -----------

            Clothing/Shoe/Accessory Chains (1.3%)
  2,800     Neiman Marcus Group Inc. ............  7.125     06/01/28      2,865,660
                                                                         -----------

            Defense (2.6%)
  5,000     Northrop Grumman Corp. ..............  9.375     10/15/24      5,872,900
                                                                         -----------

            Department Stores (7.9%)
  5,800     Dayton Hudson Corp. .................   8.50     12/01/22      6,557,538
  2,350     Kmart Corp. .........................  13.50     01/01/09      2,471,025
  2,500     Kmart Corp. .........................   9.35     01/02/20      2,513,225
  5,597     May Department Stores Co. ...........   8.30     07/15/26      6,411,140
                                                                         -----------
                                                                          17,952,928
                                                                         -----------
            Finance Companies (1.0%)
  2,000     John Deere Capital Corp. ............  8.625     08/01/19      2,330,860
                                                                         -----------

            Gas Transmission (0.5%)
  1,000     Panhandle Eastern Corp. .............  8.625     04/15/25      1,143,160
                                                                         -----------

            Hospital/Nursing Management (0.4%)
  1,000     Columbia/HCA Healthcare Corp. .......   7.19     11/15/15        875,820
                                                                         -----------

            Industrial Specialties (0.9%)
  2,000     Cummins Engine Co., Inc. ............  7.125     03/01/28      2,009,280
                                                                         -----------

            Integrated Oil Companies (2.5%)
  5,000     Phillips Petroleum Co. ..............   8.49     01/01/23      5,604,700
                                                                         -----------

        SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INCOME SECURITIES INC.

PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
            Major Banks (3.1%)
 $6,000     Continental Bank N.A. ...............   12.50%   04/01/01    $ 7,056,540
                                                                         -----------

            Major U.S. Telecommunications (8.4%)
  7,000     AT&T Corp. ..........................   8.625    12/01/31      7,739,340
  6,700     Pacific Bell ........................    8.50    08/15/31      7,480,215
  3,500     Worldcom, Inc. ......................    6.95    08/15/28      3,688,545
                                                                         -----------
                                                                          18,908,100
                                                                         -----------
            Manufacturer Consumer & Industrial
              Products (2.4%)
  5,000     Toro Co. ............................    7.80    06/15/27      5,306,350
                                                                         -----------

            Media Conglomerates (4.3%)
  3,300     News America Holdings, Inc. .........    8.25    08/10/18      3,762,957
  2,900     News America Holdings, Inc. .........    7.75    02/01/24      3,142,585
  2,400     Westinghouse Electric Corp. .........   8.625    08/01/12      2,718,432
                                                                         -----------
                                                                           9,623,974
                                                                         -----------
            Motor Vehicles (3.9%)
  2,600     Ford Motor Co. ......................   8.875    11/15/22      3,034,460
  5,000     General Motors Corp. ................    8.10    06/15/24      5,692,450
                                                                         -----------
                                                                           8,726,910
                                                                         -----------
            Multi-Line Insurance (1.8%)
  4,000     Provident Companies Inc. ............    7.00    07/15/18      4,026,520
                                                                         -----------

            Non-U.S. Utilities (1.3%)
  3,000     United Utilities PLC (United
              Kingdom)...........................   6.875    08/15/28      3,033,240
                                                                         -----------

            Office Equipment & Supplies (0.9%)
  2,000     Staples, Inc. .......................   7.125    08/15/07      2,131,400
                                                                         -----------

            Oil & Gas Production (2.5%)
  5,200     Lasmo (USA), Inc. ...................   8.375    06/01/23      5,592,392
                                                                         -----------

            Oil Refining/Marketing (1.6%)
  3,500     Diamond Shamrock Corp. ..............    8.00    04/01/23      3,700,340
                                                                         -----------

            Oil/Gas Transmission (0.9%)
  2,000     Southern Union Co. ..................    7.60    02/01/24      2,095,520
                                                                         -----------

            Oilfield Services/Equipment (1.3%)
  3,000     Petro Geo-Services ASA (Norway)......   7.125    03/30/28      2,977,140
                                                                         -----------

        SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INCOME SECURITIES INC.

PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
            Other Metals/Minerals (2.3%)
 $5,000     Cyprus Amax Minerals Inc. ...........   8.375%   02/01/23    $ 5,178,700
                                                                         -----------

            Packaged Foods (1.4%)
  3,000     Borden, Inc. ........................    9.20    03/15/21      3,260,790
                                                                         -----------

            Paper (1.3%)
  3,000     Abitibi-Consolidated Inc. (Canada)...    7.50    04/01/28      2,867,970
                                                                         -----------

            Paper & Forest Products (4.9%)
  6,000     Georgia Pacific Co. .................   9.625    03/15/22      6,915,840
  4,000     Noranda Forest, Inc. (Canada)........   6.875    11/15/05      4,027,360
                                                                         -----------
                                                                          10,943,200
                                                                         -----------
            Railroads (3.9%)
  3,500     Burlington Northern Santa Fe.........   6.875    12/01/27      3,606,645
  4,975     Union Pacific Corp. .................   7.875    02/01/23      5,276,087
                                                                         -----------
                                                                           8,882,732
                                                                         -----------
            Semiconductor Equipment (0.9%)
  2,000     Applied Materials, Inc. .............   7.125    10/15/17      2,028,860
                                                                         -----------

            Services to the Health Industry (0.7%)
  2,000     MedPartners, Inc. ...................   7.375    10/01/06      1,520,000
                                                                         -----------

            Specialty Chemicals (3.4%)
  5,000     Lyondell Chemical Co. ...............    7.55    02/15/26      4,578,000
  3,200     Millennium America, Inc. ............   7.625    11/15/26      3,232,512
                                                                         -----------
                                                                           7,810,512
                                                                         -----------

            Steel/Iron Ore (0.9%)
  2,000     Pohang Iron & Steel Co. (South
              Korea).............................   7.125    11/01/06      1,430,720
    590     Weirton Steel Corp. .................  10.875    10/15/99        587,050
                                                                         -----------
                                                                           2,017,770
                                                                         -----------
            Utilities - Electric (8.5%)
  1,000     Cleveland Electric Illuminating Co.
             (Series B)..........................    9.50    05/15/05      1,080,850
  4,500     Commonwealth Edison Co. .............   8.375    02/15/23      5,026,230
  3,000     Gulf States Utilities................    8.94    01/01/22      3,192,420
  2,000     Louisiana Power & Light Co. .........    8.75    03/01/26      2,212,660

        SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INCOME SECURITIES INC.

PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
 $2,000     Niagara Mohawk Power Corp. ..........   9.50%    03/01/21    $ 2,129,600
  5,000     Niagara Mohawk Power Corp. ..........   8.75     04/01/22      5,552,900
                                                                         -----------
                                                                          19,194,660
                                                                         -----------

            TOTAL CORPORATE BONDS
            (Identified Cost $188,346,979)............................   200,136,012
                                                                         -----------

            U.S. GOVERNMENT OBLIGATIONS (9.3%)
  7,000     U.S. Treasury Note...................   7.75     11/30/99      7,252,630
  8,825     U.S. Treasury Note...................   8.50     02/15/00      9,289,636
  4,000     U.S. Treasury Note...................   8.50     11/15/00      4,331,040
                                                                         -----------

            TOTAL U.S. GOVERNMENT OBLIGATIONS
            (Identified Cost $20,892,242).............................    20,873,306
                                                                         -----------

            SHORT-TERM INVESTMENT (0.1%)
            REPURCHASE AGREEMENT
    291     The Bank of New York (dated 09/30/98;
             proceeds $291,280) (a)
             (Identified Cost $291,240)..........   5.00     10/01/98        291,240
                                                                         -----------

            TOTAL INVESTMENTS
            (Identified Cost $209,530,461) (b).................  98.1%   221,300,558

            OTHER ASSETS IN EXCESS OF LIABILITIES..............   1.9      4,282,076
                                                                -----    -----------

            NET ASSETS......................................... 100.0%  $225,582,634
                                                                =====    ===========


     ---------------------

     (a) Collateralized by $231,771 U.S. Treasury Bond 7.25% due 08/15/22 valued at $297,065.
     (b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $13,796,476 and the aggregate gross unrealized depreciation is $2,026,379, resulting in net unrealized appreciation of $11,770,097.

        SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INCOME SECURITIES INC.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1998
ASSETS:
Investments in securities, at value
 (identified cost $209,530,461).......... $221,300,558
Interest receivable......................    4,495,127
Prepaid expenses and other assets........       14,884
                                           -----------

    TOTAL ASSETS.........................  225,810,569
                                           -----------

LIABILITIES:
Investment management fee payable........      100,627
Accrued expenses and other payables......      127,308
                                           -----------

    TOTAL LIABILITIES....................      227,935
                                           -----------
    NET ASSETS........................... $225,582,634
                                           ===========
COMPOSITION OF NET ASSETS:
Paid-in-capital.......................... $233,889,406
Net unrealized appreciation..............   11,770,097
Accumulated undistributed net investment
 income..................................      903,572
Accumulated net realized loss............  (20,980,441)
                                           -----------
    NET ASSETS........................... $225,582,634
                                           ===========
NET ASSET VALUE PER SHARE,
 11,850,218 shares outstanding
 (15,000,000 shares authorized of $.01
 par value)..............................       $19.04
                                           ===========

STATEMENT OF OPERATIONS
For the year ended September 30, 1998
NET INVESTMENT INCOME:
INTEREST INCOME........................... $17,475,156
                                           -----------

EXPENSES
Investment management fee.................   1,116,965
Transfer agent fees and expenses..........     157,698
Shareholder reports and notices...........      56,040
Professional fees.........................      46,855
Registration fees.........................      21,162
Directors' fees and expenses..............      19,294
Custodian fees............................      18,342
Other.....................................      10,236
                                           -----------
    TOTAL EXPENSES........................   1,446,592
                                           -----------

    NET INVESTMENT INCOME.................  16,028,564
                                           -----------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain.........................   3,695,308
Net change in unrealized appreciation.....   3,397,794
                                           -----------

    NET GAIN..............................   7,093,102
                                           -----------

NET INCREASE.............................. $23,121,666
                                           ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INCOME SECURITIES INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                      FOR THE YEAR         FOR THE YEAR
                                                         ENDED                ENDED
                                                   SEPTEMBER 30, 1998   SEPTEMBER 30, 1997
------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income............................    $ 16,028,564         $ 16,496,018
Net realized gain................................       3,695,308            1,834,213
Net change in unrealized
 appreciation/depreciation.......................       3,397,794            9,052,828
                                                      -----------          -----------

    NET INCREASE.................................      23,121,666           27,383,059
Dividends from net investment income.............     (15,708,371)         (15,863,631)
Net decrease from capital stock transactions.....      (1,589,247)          (2,435,880)
                                                      -----------          -----------

    NET INCREASE.................................       5,824,048            9,083,548

NET ASSETS:
Beginning of period..............................     219,758,586          210,675,038
                                                      -----------          -----------
    END OF PERIOD
    (Including undistributed net investment
    income of $903,572 and $583,379,
    respectively)................................    $225,582,634         $219,758,586
                                                      ===========          ===========

        SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INCOME SECURITIES INC.

NOTES TO FINANCIAL STATEMENTS September 30, 1998

1. ORGANIZATION AND ACCOUNTING POLICIES

InterCapital Income Securities, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's primary investment objective is to provide as high a level of current income as is consistent with prudent investment and, as a secondary objective, capital appreciation. The Fund commenced operations on April 6, 1973.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Directors); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), formerly Dean Witter InterCapital Inc., that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain portfolio securities may be valued by an outside pricing service approved by the Directors. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter

INTERCAPITAL INCOME SECURITIES INC.

at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued weekly and payable monthly, by applying the annual rate of 0.50% to the Fund's weekly net assets.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The

INTERCAPITAL INCOME SECURITIES INC.

Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended September 30, 1998 aggregated $91,323,926 and $92,433,650, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $19,551,563 and $21,435,010, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Fund's transfer agent. At September 30, 1998, the Fund had transfer agent fees and expenses payable of approximately $1,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Directors of the Fund who will have served as independent Directors for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended September 30, 1998 included in Directors' fees and expenses in the Statement of Operations amounted to $5,417. At September 30, 1998, the Fund had an accrued pension liability of $50,544 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. CAPITAL STOCK

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                           PAR VALUE    EXCESS OF
                                                                SHARES     OF SHARES    PAR VALUE
                                                              ----------   ---------   ------------
Balance, September 30, 1996.................................  12,093,818   $120,936    $237,794,373
Treasury shares purchased and retired (weighted average
 discount 10.18%)*..........................................    (151,400)    (1,514)     (2,434,366)
                                                              ----------   --------    ------------
Balance, September 30, 1997.................................  11,942,418    119,422     235,360,007
Treasury shares purchased and retired (weighted average
 discount 7.77%)*...........................................     (92,200)      (922)     (1,588,325)
Reclassification due to permanent book/tax differences......          --         --            (776)
                                                              ----------   --------    ------------
Balance, September 30, 1998.................................  11,850,218   $118,500    $233,770,906
                                                              ==========   ========    ============

---------------------
* The Directors have voted to retire the shares purchased.

INTERCAPITAL INCOME SECURITIES INC.

5. DIVIDENDS

On September 29, 1998, the Fund declared the following dividends from net investment income:

 AMOUNT         RECORD            PAYABLE
PER SHARE        DATE              DATE
---------  ----------------  -----------------
  $0.11    October 9, 1998   October 23, 1998
  $0.11    November 6, 1998  November 20, 1998
  $0.11    December 4, 1998  December 18, 1998

6. FEDERAL INCOME TAX STATUS

During the year ended September 30, 1998, the Fund utilized approximately $3,690,000 of its net capital loss carryover. At September 30, 1998, the Fund had a net capital loss carryover of approximately $20,956,000 to offset future capital gains to the extent provided by regulations available through September 30 of the following years:

                 AMOUNTS IN THOUSANDS
------------------------------------------------------
        1999              2000       2003       2004
        ----            --------   --------   --------
       $ 9,218           $2,391     $6,713     $2,634
       =======           ======     ======     ======

INTERCAPITAL INCOME SECURITIES INC.

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of capital stock outstanding throughout each period:

                                                                        FOR THE YEAR ENDED SEPTEMBER 30*
                                                              ----------------------------------------------------
                                                                1998       1997       1996       1995       1994
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................  $  18.40   $  17.42   $  18.02   $  16.93   $  19.11
                                                              --------   --------   --------   --------   --------
Net investment income.......................................      1.35       1.37       1.41       1.51       1.62
Net realized and unrealized gain (loss).....................      0.60       0.91      (0.64)      1.08      (2.18)
                                                              --------   --------   --------   --------   --------
Total from investment operations............................      1.95       2.28       0.77       2.59      (0.56)
                                                              --------   --------   --------   --------   --------
Less dividends and distributions from:
 Net investment income......................................     (1.32)     (1.32)     (1.14)     (1.49)     (1.62)
 Paid-in-capital............................................        --         --      (0.24)     (0.01)        --
                                                              --------   --------   --------   --------   --------
Total dividends and distributions...........................     (1.32)     (1.32)     (1.38)     (1.50)     (1.62)
                                                              --------   --------   --------   --------   --------
Anti-dilutive effect of acquiring treasury shares...........      0.01       0.02       0.01         --         --
                                                              --------   --------   --------   --------   --------
Net asset value, end of period..............................  $  19.04   $  18.40   $  17.42   $  18.02   $  16.93
                                                              ========   ========   ========   ========   ========
Market value, end of period.................................  $  17.75   $ 16.688   $ 15.875   $  16.25   $ 16.875
                                                              ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN+....................................     14.75%     14.06%      6.39%      5.24%    (14.12)%

RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................      0.65%      0.65%      0.65%      0.69%      0.68%
Net investment income.......................................      7.19%      7.69%      8.03%      8.75%      9.02%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................  $225,583   $219,759   $210,675   $219,892   $206,526
Portfolio turnover rate.....................................        42%        63%        88%        50%        82%

---------------------
 * The per share amounts were computed using an average number of shares outstanding during the period.
 + Total investment return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INCOME SECURITIES INC.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
OF INTERCAPITAL INCOME SECURITIES INC.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of InterCapital Income Securities Inc. (the "Fund") at September 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
November 9, 1998

BOARD OF DIRECTORS
---------------------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Rochelle G. Siegel
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
----------------------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
----------------------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048


INTERCAPITAL
INCOME
SECURITIES
INC.












ANNUAL REPORT
SEPTEMBER 30, 1998